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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 12, 2002

              (Date of earliest event reported): November 20, 2001

                               PEC SOLUTIONS, INC.


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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      000-30271                                             54-1339972
(Commission File No.)                          (IRS Employer Identification No.)



                             12750 Fair Lakes Circle
                             Fairfax, Virginia 22033

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 679-4900


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On November 20, 2001, PEC Solutions, Inc. ("PEC") acquired all the outstanding stock of TROY Systems, Inc. ("TROY") pursuant to a Stock Purchase Agreement dated as of November 20, 2001 (the "Agreement").

              PRO FORMA FINANCAL INFORMATION.

         Unaudited Pro Forma Combined Financial Statements and Notes

                  The pro-forma balance sheet at September 30, 2001 is being amended. The previous filing had inadvertently included the December 31, 2000 historical balances for PEC Solutions, Inc. instead of the September 30, 2001 historical balances. All other pro-forma financial statements remain the same.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PEC SOLUTIONS, INC.

Date:    March 12, 2002                  By:   /s/ STUART R. LLOYD
                                               ----------------------------
                                               Stuart R. Lloyd
                                               Chief Financial Officer, Senior
                                               Vice President and Director
                                               (Principal Financial Officer and
                                               Accounting Officer)